Exhibit 99.1

Signature Page

Carlos José García Moreno Elizondo	By:	/s/ Ernesto Carlos Leyva Pedrosa
Attorney-in-Fact* March 18, 2026

* The Power of Attorney for Carlos Jose Garcia Moreno Elizondo, which is filed as an exhibit to this Form 3, is hereby incorporated herein by reference.